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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Leading Edge Packaging, Inc. on Form S-1 of our report dated April 30, 1996, appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE TOUCHE TOHMATSU
Deloitte Touche Tohmatsu
Hong Kong
September 25, 1996